UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported) : December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as Depositor under the Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-AR2)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-AR2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-AR2

-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  December 27, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002

               CSFB Mortgage Pass-Through Certificates, Series 2002-AR2
                        Statement to Certificate Holders
                               December 26, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA      132,515,000.00       94,653,106.39     6,808,579.05    511,003.19     7,319,582.24     0.00      0.00       87,844,527.34
IIA1    161,534,000.00      126,735,033.25     6,006,699.34    194,256.64     6,200,955.98     0.00      0.00      120,728,333.91
IIA2      5,077,000.00        3,983,271.42       188,790.05      6,619.98       195,410.03     0.00      0.00        3,794,481.37
IIM1     12,000,000.00       12,000,000.00             0.00     26,143.33        26,143.33     0.00      0.00       12,000,000.00
IIM2      4,154,000.00        4,154,000.00             0.00     11,732.74        11,732.74     0.00      0.00        4,154,000.00
IIB       1,846,133.00        1,846,133.00             0.00      6,645.05         6,645.05     0.00      0.00        1,846,133.00
IB1       3,155,000.00        3,124,920.68         3,142.18     16,870.49        20,012.67     0.00      0.00        3,121,778.50
IB2       1,683,000.00        1,666,954.52         1,676.16      8,999.38        10,675.54     0.00      0.00        1,665,278.36
IB3       1,122,000.00        1,111,303.01         1,117.44      5,999.59         7,117.03     0.00      0.00        1,110,185.57
AR              100.00                0.00             0.00          0.00             0.00     0.00      0.00                0.00
IB4         771,000.00          763,649.39           767.87      4,122.71         4,890.58     0.00      0.00          762,881.52
IB5         491,000.00          486,318.88           489.00      2,625.49         3,114.49     0.00      0.00          485,829.88
IB6         491,413.00          486,727.94           489.42      2,627.70         3,117.12     0.00      0.00          486,238.52
TOTALS  324,839,646.00      251,011,418.48    13,011,750.51    797,646.29    13,809,396.80     0.00      0.00      237,999,667.97

IIX     184,611,133.00      149,641,493.33             0.00    750,549.96       750,549.96        0.00      0.00   143,446,003.94
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA      22540VTR3       714.28220496    51.37968570     3.85619130     55.23587700          662.90251926         IA      6.478433 %
IIA1    22540VTS1       784.57187496    37.18535627     1.20257432     38.38793059          747.38651869         IIA1    1.780000 %
IIA2    22540VUP5       784.57187709    37.18535552     1.30391570     38.48927122          747.38652157         IIA2    1.930000 %
IIM1    22540VTU6     1,000.00000000     0.00000000     2.17861083      2.17861083        1,000.00000000         IIM1    2.530000 %
IIM2    22540VTV4     1,000.00000000     0.00000000     2.82444391      2.82444391        1,000.00000000         IIM2    3.280000 %
IIB     22540VTZ5     1,000.00000000     0.00000000     3.59944273      3.59944273        1,000.00000000         IIB     4.180000 %
IB1     22540VTW2       990.46614263     0.99593661     5.34722345      6.34316006          989.47020602         IB1     6.478433 %
IB2     22540VTX0       990.46614379     0.99593583     5.34722519      6.34316102          989.47020796         IB2     6.478433 %
IB3     22540VTY8       990.46614082     0.99593583     5.34722816      6.34316399          989.47020499         IB3     6.478433 %
AR      22540VUA8         0.00000000     0.00000000     0.00000000      0.00000000            0.00000000         AR      6.478433 %
IB4     22540VUB6       990.46613489     0.99594034     5.34722438      6.34316472          989.47019455         IB4     6.478433 %
IB5     22540VUC4       990.46615071     0.99592668     5.34723014      6.34315682          989.47022403         IB5     6.478433 %
IB6     22540VUD2       990.46614558     0.99594435     5.34723339      6.34317773          989.47020124         IB6     6.478433 %
TOTALS                  772.72408578    40.05591888     2.45550782     42.51142670          732.66816690

IIX     22540VUE0       810.57675612     0.00000000     4.06557258      4.06557258          777.01708239         IIX     0.000000 %
--------------------------------------------------------------------------------------------------------- -------------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4494
                              Fax: (212) 623-5930
                         Email: mark.volosov@chase.com



                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               December 26, 2002
---------------------------------------------------------------------------------------------------------
                        Scheduled Principal Payments (Total)                                         209,557.11
                                              group 1                                                102,857.79
                                              group 2                                                106,699.32

                        Principal Prepayments (Total)                                             12,802,193.39
                                              group 1                                              6,713,403.32
                                              group 2                                              6,088,790.07

                        Repurchase Principal (Total)                                                       0.00
                                              group 1                                                      0.00
                                              group 2                                                      0.00

                        Substitution Amounts (Total)                                                       0.00
                                              group 1                                                      0.00
                                              group 2                                                      0.00

                        Net Liquidation Proceeds (Total)                                                   0.00
                                              group 1                                                      0.00
                                              group 2                                                      0.00

                        Other Principal Adjustments (Total)                                                0.00
                                              group 1                                                      0.00
                                              group 2                                                      0.00

Sec. 4.04(a)(v)         Beginning Number of Loans Outstanding (Total)                                       765
                                              group 1                                                       277
                                              group 2                                                       488

                        Beginning Aggregate Loan Balance (Total)                                 251,934,475.12
                                              group 1                                            102,292,981.79
                                              group 2                                            149,641,493.33

                        Ending Number of Loans Outstanding (Total)                                          729
                                              group 1                                                       258
                                              group 2                                                       471

                        Ending Aggregate Loan Balance (Total)                                    238,922,724.62
                                              group 1                                             95,476,720.68
                                              group 2                                            143,446,003.94

Sec. 4.04(a)(vi)        Servicing Fees (Total, including Master Servicing Fees and PMI Fees)          66,606.05
                                              group 1                                                 33,560.22
                                              group 2                                                 33,045.83

                        Trustee Fee (Total)                                                              524.86
                                              group 1                                                    213.11
                                              group 2                                                    311.75

Sec. 4.04(a)(viii)      Current Advances (Total)                                                            N/A
                                              group 1                                                       N/A
                                              group 2                                                       N/A

                        Aggregate Advances (Total)                                                          N/A
                                              group 1                                                       N/A
                                              group 2                                                       N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                         1               991,613.00                  1.04 %
                                              2 Month                         0                     0.00                  0.00 %
                                              3 Month                         0                     0.00                  0.00 %
                                              Total                       1                   991,613.00                  1.04 %
                                               Group 2
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                         8             3,188,251.47                  2.22 %
                                              2 Month                         6             1,373,274.49                  0.96 %
                                              3 Month                         4             1,734,455.99                  1.21 %
                                               Total                         18             6,295,981.95                  4.39 %
                                               Group Totals
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                         9             4,179,864.47                  1.75 %
                                              2 Month                         6             1,373,274.49                  0.57 %
                                              3 Month                         4             1,734,455.99                  0.73 %
                                               Total                         19             7,287,594.95                  3.05 %

                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         2              555,679.43                  0.39 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         2              555,679.43                  0.23 %
                                              * Only Current Bankruptcies are reflected in the table above.

                        Group 2 Balance of Bankruptcies Delinquent 31 to 60 Days                                          0.00

                                              * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.

                        Foreclosures
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         2              903,148.75                  0.95 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                        24            8,014,468.99                  5.59 %

                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                        26            8,917,617.74                  3.73 %

Section 4.04(a)(xi)     REO Properties
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         5            1,488,508.96                  1.04 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         5            1,488,508.96                  0.62 %

Section 4.04(a)(xii)    Current Realized Losses (Total)                                                                   0.00
                                              group 1                                                                     0.00
                                              group 2                                                                     0.00

                        Cumulative Realized Losses (Total)                                                                0.00
                                              group 1                                                                     0.00
                                              group 2                                                                     0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                                           345
                                              Group 1                                                                      343
                                              Group 2                                                                      347

Group 2 Trigger Event   Trigger Event Occurrence                                                                           YES
                        (Is Rolling 3 Month Delinquency Rate > the lessor of 12% and the Sr. Enhancement% x 50%?)
                        Rolling 3 Month Delinquency Rate                                                             8.62757 %
                        The lessor of 12% and the Sr. Enhancement% x 50%                                             5.69083 %

Group 2 O/C Reporting   Targeted Overcollateralization Amount                                                       923,055.67
                        Ending Overcollateralization Amount                                                         923,055.67
                        Ending Overcollateralization Deficiency                                                           0.00
                        Group I Excess Interest Amount                                                                4,262.21
                        Overcollateralization Release Amount                                                              0.00
                        Monthly Excess Interest                                                                     750,549.97
                        Payment to Class II-X                                                                       750,549.96


